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                                                                    EXHIBIT 32.1

                                SIPEX CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Sipex Corporation (the "Company") on Form 10-Q for the period ended October 2, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walid Maghribi, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.


/s/ Walid Maghribi
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WALID MAGHRIBI
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
NOVEMBER 12, 2004